Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT TO ABL CREDIT AGREEMENT (this “First Amendment”), dated as of February 27, 2013 to that certain Credit Agreement, dated as of May 25, 2011 (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among Emergency Medical Services Corporation (the “Parent Borrower”), the lenders and other financial institutions from time to time party thereto, Deutsche Bank AG New York Branch, as swingline lender, as an issuing lender, as administrative agent for the Lenders thereunder and as collateral agent for the Secured Parties and the Issuing Lenders (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Parent Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to the First Amendment) and all of the Lenders directly and adversely affected by this First Amendment agree to the amendment of the Credit Agreement as set forth herein;

WHEREAS, the Parent Borrower, certain of the Parent Borrower’s subsidiaries and the Collateral Agent are party to a Guarantee and Collateral Agreement, dated as of May 25, 2011 (the “Guarantee and Collateral Agreement”);

WHEREAS, the parties to the Guarantee and Collateral Agreement agree to the amendment of the Guarantee and Collateral Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE — L/C Fees and Commitment Agreements and Credit Agreement Amendments.

(a)           Subject to the satisfaction of the conditions set forth in Section Three hereof:

(1)           The Lenders and the Parent Borrower hereby agree that on the First Amendment Effective Date, with respect to each Letter of Credit issued by the Issuing Lender and outstanding on such date, the Parent Borrower shall pay in cash to the Administrative Agent, for the account of each Lender and the relevant Issuing Lender entitled thereto, all L/C Fees in respect of such Letters of Credit accrued and unpaid from the date of the most recent L/C Fee Payment Date falling prior to the First Amendment Effective Date to but not including the First Amendment Effective Date.

(2)           The Letters of Credit outstanding on the First Amendment Effective Date shall continue on and after the First Amendment Effective Date and (x) shall be deemed to constitute a utilization of the Commitments under the Credit Agreement (as amended by this First Amendment) and (y) shall accrue letter of credit commissions and fees in accordance with

Subsection 3.3(a) of the Credit Agreement (as amended by this First Amendment) on and after the First Amendment Effective Date as if the First Amendment Effective Date were a new date of issuance.

(3)           Upon the increase in the Commitments under the Credit Agreement pursuant to the First Amendment becoming effective, each Lender immediately prior to such increase that is providing less than its ratable share of the increase in the Commitments (each, a “Commitment Decrease Lender “) shall automatically and without further act be deemed to have assigned to each Lender providing more than its ratable share of the increase in the Commitments (each, a “Commitment Increase Lender “) a portion of, and each such Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Commitment Decrease Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that on the First Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Letters of Credit issued under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders.

(b)           Subject to the satisfaction of the conditions set forth in Section Three hereof:

(1)           The introductory paragraph of the Credit Agreement is hereby amended by inserting the following text immediately after the text “dated as of May 25, 2011,”:

“as amended, by that certain first amendment dated as of February 27, 2013 and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time,”.

(2)           The introductory paragraph of the Credit Agreement is hereby further amended by inserting “, SIEMENS FINANCIAL SERVICES, INC., as Senior Managing Agent” immediately after the text “as Documentation Agent”.

(3)           The following defined terms shall be added to Subsection 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Adjustment Date”: as defined in the definition of the term “Applicable Margin” in this Subsection 1.1.

“Extension Election”:  as defined in Subsection 2.8(d).

“Extension Offer Deadline”:  as defined in Subsection 2.8(d).

“First Amendment Effective Date”:  February 27, 2013.

“Rollover Indebtedness”:  Indebtedness of the Parent Borrower issued to any lender under the Term Loan Facility in lieu of such lender’s pro rata portion of any prepayment of Term Loans made pursuant to the Term Loan Credit Agreement.

(4)           The definition of Additional Obligations Documents in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “or Rollover Indebtedness” immediately prior to the text “by any Loan Party.”.

(5)           The definition of Available Incremental Amount in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Available Incremental Amount”:  at any time, without duplication, an amount equal to the sum produced by calculating the difference between (a) $650,000,000 and (b) the sum of (x) the Commitments plus (y) the sum of the aggregate principal amount of all Incremental ABL Term Loans made plus all Incremental Revolving Commitments established in each case prior to such date pursuant to Subsection 2.6; provided that the sum of (x) plus (y) may not at any time exceed $650,000,000.

(6)           The definition of Applicable Commitment Fee Rate in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Applicable Commitment Fee Rate”:  with respect to commitment fees payable hereunder, (a) initially a percentage per annum equal to 0.375% and (b) from and after the date that is three (3) months after the First Amendment Effective Date, a rate per annum equal to the rate set forth below opposite the applicable Average Daily Used Percentage:

Level	Average Daily Used Percentage	Commitment Fee Rate

I	< 50%	0.375%

II	> 50%	0.250%

(7)           The definition of Applicable Margin in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Applicable Margin”:  a rate per annum equal to the rate set forth below for the applicable type of Loan and opposite the applicable Average Daily Excess Availability expressed as a percentage of Availability:

	Average Daily	Applicable Margin
Level	Excess Availability	Alternate Base Rate	Adjusted LIBOR

I	Less than or equal to 33% of Availability	1.00%	2.00%

II	Greater than 33% but less than or equal to 66% of Availability	0.75%	1.75%

III	Greater than 66% of Availability	0.50%	1.50%

From and after the date of delivery to the Administrative Agent of the Borrowing Base Certificate required by Subsection 7.2(f) with respect to a Fiscal Period (each such date, an “Adjustment Date”), any change in the Applicable Margin resulting from a change in Average Daily Excess Availability indicated by such Borrowing Base Certificate for the period ending on such Adjustment Date shall become effective with respect to all Loans and Letters of Credit outstanding on and after such new Adjustment Date until the date immediately preceding the next Adjustment Date on which a Borrowing Base Certificate is delivered indicating another such change.  Notwithstanding the foregoing, Average Daily Excess Availability expressed as a percentage of Availability (i) shall be deemed to be in Level III from and including the First Amendment Effective Date to and including the day immediately prior to the first Adjustment Date which occurs after the First Amendment Effective Date and (ii) shall be deemed to be in Level I at any time (after the expiration of the applicable cure period) during which the Parent Borrower has failed to deliver the Borrowing Base Certificate required by Subsection 7.2(f).

In addition, at all times while an Event of Default known to the Parent Borrower shall have occurred and be continuing, the Applicable Margin shall not decrease from that previously in effect as a result of the delivery of such Borrowing Base Certificate.

(8)           The definition of Average Daily Excess Availability in Subsection 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Average Daily Excess Availability”: for any period, an amount equal to the average daily Excess Availability for such period, calculated by dividing (a) the sum of the aggregate amount of Excess Availability for each day during such period by (b) the number of days in such period.

(9)           The definition of Commitment in Subsection 1.1. of the Credit Agreement is hereby amended by deleting “$350,000,000” and replacing it with “$450,000,000”.

(10)         The definition of Interest Period in Subsection 1.1 of the Credit Agreement is hereby amended in clause (a) by (i) deleting “two” immediately after the text “and ending one,” and (ii) inserting the text “two (2) months,” immediately after the text “by each affected Lender,” and in clause (b) by (i) deleting “two” immediately after the text “and ending one,” and (ii) inserting the text “two (2) months,” immediately after the text “by each affected Lender,”.

(11)         The definition of Dilution in Subsection 1.1. of the Credit Agreement is hereby amended in its entirety as follows:

“Dilution”: as of any date of determination, as to Accounts that are (i) EmCare General Accounts relating to paragraph (b) only of the EmCare Business or (ii) Other Eligible Accounts, in each case if applicable, a percentage, based upon the experience of the immediately prior twelve (12) consecutive months, that is the result of dividing the U.S. Dollar amount of (a) bad debt write downs, discounts, contract allowances, credits, volume or other rebates, returns or chargebacks with respect to such Accounts during such period, by (b) billings with respect to such EmCare General Accounts relating to paragraph (b) only of the EmCare Business or such Other Eligible Accounts respectively in each case without duplication of any exclusion from the definition of “EmCare General Eligible Accounts” or “Other Eligible Accounts” respectively during such twelve (12) month period.

(12)         The definition of Dilution Reserve in Subsection 1.1. of the Credit Agreement is hereby amended in its entirety as follows:

“Dilution Reserve”: as of any date of determination, (i) as to Accounts that are Other Eligible Accounts, an amount equal to the product of (a) the amount (if positive), expressed as a percentage, by which Dilution of such Accounts exceeds 5.00% and (b) the aggregate Accounts that are Other Eligible Accounts and (ii) as to Accounts that are EmCare General Accounts relating to paragraph (b) only of the EmCare Business, an amount equal to the product of (a) the amount (if positive), expressed as a percentage, by which Dilution of such Accounts exceeds 5.00% and (b) the aggregate Accounts that are EmCare General Accounts relating to paragraph (b) only of the EmCare Business.

(13)         The definition of EmCare Business in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“EmCare Business”: (a) the provision of outsourced facility-based physician services to healthcare facilities in the United States in respect of emergency department, anesthesiology, hospitalist/inpatient, radiology and teleradiology staffing and other businesses of a similar type or reasonably related thereto and any business related thereto, (b) the provision of home-based healthcare and related services by physicians, nurses, and licenced and non-licenced providers to individuals and other businesses of a similar type or reasonably related thereto and any business related thereto and (c) the provision of billing and collection, recruiting, risk management, population health management, care coordination and related services, medical monitoring and call center services and other management services to healthcare facilities, insurance plans and other third parties (other than Related Corporations) in the United States and other businesses of a similar type or reasonably related thereto and any business related thereto.

(14)         The definition of EmCare General Accounts in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “and paragraph (b)” immediately following the text “paragraph (a)”.

(15)         The definition of EmCare General Eligible Accounts in Subsection 1.1 of the Credit Agreement is hereby amended by replacing the text “[Reserved]” in clause (a) with the text “any unearned amounts”.

(16)         The definition of EmCare Other Accounts in Subsection 1.1 of the Credit Agreement is hereby amended by replacing the text “paragraph (b)” with the text “paragraph (c)”.

(17)         The definition of FATCA in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“FATCA”:  Sections 1471 through 1474 of the Code as in effect on the Closing Date (and any amended or successor provisions that are substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

(18)         The definition of First Lien Term Obligations in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “, Rollover Indebtedness” immediately prior to each occurrence of the text “and refinancing Indebtedness”.

(19)         The definition of Loan Documents in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “the First Amendment to this Agreement, dated as of February 27, 2013,” immediately after the text “this Agreement,”.

(20)         The definition of Maximum Incremental Facilities Amount in Subsection 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety as replacing it with the following:

“Maximum Incremental Facilities Amount”:  at any date of determination, the sum of (i) $250.0 million plus (ii) an additional amount if, after giving effect to the incurrence of such additional amount (or, after giving pro forma effect to the incurrence of the entire committed amount of such additional amount), the Consolidated First-Lien Net Leverage Ratio (as defined in the Term Loan Credit Agreement) shall not exceed 4.00 to 1.00 (as set forth in an officer’s certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at the time of such incurrence, together with calculations demonstrating compliance with such ratio) (it being understood that (A) if pro forma effect is given to the entire committed amount of any such additional amount, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this clause, (B) for purposes of calculating the Consolidated First-Lien Net Leverage Ratio, any additional amount incurred under Subsection 8.13(a)(i)(B) and pursuant to this clause (ii) of this definition shall be treated as if such amount is Consolidated First-Lien Net Indebtedness (as defined in the Term Loan Credit Agreement), regardless of whether such amount is actually secured and (C) the 2013 Supplemental Term Loans (as defined in the Term Loan Credit Agreement) shall not reduce borrowing capacity under the foregoing clause (i)).

(21)         The definition of Other Eligible Accounts in Subsection 1.1 of the Credit Agreement is hereby amended by deleting at the end of clause (u) the text “or” and inserting at the end of clause (v) the text “or (w)  any unearned amounts.”.

(22)         The definition of Payment Condition in Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately prior to the text “(d)” in the definition of “Fixed Charge Condition” and (ii) inserting the following text immediately prior to the period (“.”) at the end of the definition therein:  “; and (e) in respect of any dividend payment pursuant to Subsection 8.3(i), 25.0%”.

(23)         The definition of Termination Date in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Termination Date”:  the date which is the five (5) year anniversary of the First Amendment Effective Date.

(24)         Subsection 2.8(d) of the Credit Agreement is hereby amended by inserting the following text at the end of such Subsection:

The Parent Borrower may amend, revoke or replace an Extension Offer pursuant to procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the “Extension Offer Deadline”) on which Lenders under the applicable tranche or tranches are requested to respond to the Extension Offer.  Any Lender may revoke its offer to participate in the Extension (an “Extension Election”) at any time prior to 5:00 p.m. on the date that is two (2) Business Days prior to the Extension Offer Deadline, at which point the Extension Election becomes irrevocable (unless otherwise agreed by the Borrower).  The revocation of an Extension Election prior to the Extension Offer Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension Offer Deadline.

(25)         The antepenultimate sentence in Subsection 7.6(a) is hereby amended in its entirety as follows:

Each Borrower shall keep records of its Inventory in accordance with past practice and shall furnish the Administrative Agent on an annual basis, upon request of the Administrative Agent, with a summary showing inventory balance per site (and costing of inventory) or, if a Dominion Event has occurred and is continuing, more frequently as reasonably requested by the Administrative Agent, in form and substance substantially consistent with the Parent Borrower’s past practice or in such other form and substance as the Administrative Agent may otherwise consent (such consent not to be unreasonably withheld) together with such supporting information (including count sheets) as the Administrative Agent shall reasonably request.

(26)         Subsection 7.6(b) is hereby amended in its entirety as follows:

At reasonable times during normal business hours and upon reasonable prior notice that the Administrative Agent requests, independently of or in connection with the visits and inspections provided for in clause (a) above, the Parent Borrower and its Restricted Subsidiaries will grant access to the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to such Person’s premises, books, records and accounts so that (i) the Administrative Agent or an appraiser retained by the Administrative Agent may conduct (or engage third parties to conduct) such field examinations, verifications and evaluations (including environmental assessments) as the Administrative Agent may deem reasonably necessary or appropriate, including evaluation of the Parent Borrower’s practices in the computation of the Borrowing Base.  Unless an Event of Default exists, or if previously approved by the Parent Borrower, no environmental assessment by the Administrative Agent may include any sampling or testing of the soil, surface water or groundwater.  The Administrative Agent may conduct one (1) field examination in each calendar year in each case for all of the Loan Parties each at the Loan Parties’ expense; provided that, the Administrative Agent may conduct up to two (2) field examinations in a calendar year if Excess Availability falls below 30% of Availability for five (5) consecutive Business Days at any time in such calendar year, each at the Loan Parties’ expense.  Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of any Event of Default, the Administrative Agent may cause such additional field examinations to be taken for each of the Loan Parties as the Administrative Agent in its reasonable discretion determines are necessary or appropriate (each, at the expense of the Loan Parties).  All amounts chargeable to the applicable Borrowers under this Subsection 7.6(b) shall constitute obligations that are secured by all of the applicable Collateral and shall be payable to the Agents hereunder.

(27)         Subsection 8.13(a) is hereby amended by (i) deleting the text “or any Permitted Debt Exchange” and replacing it with the text “, any Permitted Debt Exchange or any Rollover Indebtedness” and (ii) deleting the text “1,440,000,000” and inserting the text “1,590,000,000” in lieu thereof.

(28)         Subsection 8.14(a) is hereby amended by (i) inserting the text “or Rollover Indebtedness” immediately following the text “any Permitted Debt Exchange” and (ii) inserting the text “, Rollover Indebtedness” immediately following the text “Permitted Debt Exchange Notes”.

(29)         Subsection 11.2(a) of the Credit Agreement is hereby amended by:

(i)                                     deleting the text “Carin Keegan” and replacing it with the text “MaryKay Coyle”;

(ii)                                  deleting the text “Telephone: (212) 250-6083” and replacing it with the following text:

“Telephone: (212) 250-6039

Email: marykay.coyle@db.com

and

Deutsche Bank Trust Company Americas

5022 Gate Parkway, Suite 200

Jacksonville, Florida 32256

Attention: Randall Mann Facsimile: (904) 271-2585

Telephone: (904) 271-2569

Email: randall.mann@db.com”; and

(iii)                               inserting the text “Email: arockwell@whitecase.com” immediately following the text “Telephone: (212) 819-7888”.

(30)         Subsection 11.2(d) of the Credit Agreement is hereby amended by (i) deleting the text “; provided that the foregoing shall not apply to notices to any Lender or Issuing Lender pursuant to Section 2 or Section 3, respectively, if such Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under Section 2 or Section 3, respectively, by electronic communication.  The Administrative Agent or the Parent Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications” and (ii) deleting the text “received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement)” and replacing it with “to have been duly made or given when delivered”.

(31)         Schedule A of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule A attached hereto.

(32)         Schedule 7.2 to the Credit Agreement is hereby amended by deleting the text “http://ir.emsc.net” and inserting “http://investor.emsc.net/sec-filings”.

SECTION TWO - Guarantee and Collateral Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section Four hereof:

(1)           The definition of Borrower Obligations in Subsection 1.1 of the Guarantee and Collateral Agreement is hereby amended by inserting the following sentence at the end of such definition:  “With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Obligation.”.

(2)           The definition of Guarantor Obligations in Subsection 1.1 of the Guarantee and Collateral Agreement is hereby amended by inserting the following sentence at the end of such definition: “With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.”.

SECTION THREE - Conditions to Effectiveness relating to Credit Agreement Amendments.  This First Amendment relating to the Credit Agreement Amendments shall become effective on the date (the “First Amendment Effective Date”) when the following conditions shall have been satisfied:

(1)           the Parent Borrower, the Lenders constituting the Required Lenders (determined immediately prior to giving effect to the First Amendment) and all of the Lenders directly and adversely affected by this First Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Mike Brown (facsimile number: 212-354-8113, email address: michael.brown@whitecase.com);

(2)           the Parent Borrower shall have paid, or caused to be paid, to the Agents and Lenders party hereto the consent and upfront fees payable by the Parent Borrower to the Agents and such Lenders in connection with this Amendment;

(3)           the Parent Borrower shall deliver to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and the General Counsel of the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the First Amendment Effective Date;

(4)           the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Parent Borrower approving and authorizing the execution, delivery and performance of this First Amendment, and the performance of the Credit Agreement as amended by this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Parent Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Parent Borrower from its jurisdiction of formation.

SECTION FOUR - Conditions to Effectiveness relating to Guarantee and Collateral Agreement Amendments.  This First Amendment relating to the Guarantee and Collateral Agreement Amendments shall become effective on the date (the “First Amendment Effective Date”) when each affected Granting Party (as defined in the Guarantee and Collateral Agreement) and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Mike Brown (facsimile number: 212-354-8113, email address: Michael.brown@whitecase.com);

SECTION FIVE - Representations and Warranties; No Default.  In order to induce the Lenders to consent to this First Amendment, the Parent Borrower represents and warrants to each of the Lenders and the Agents that on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default exists on or as of the First Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action on the part of the Parent Borrower, has been duly executed and delivered by the Parent Borrower and constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Parent Borrower and the performance and observance by the Parent Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Parent Borrower or (B) any Requirement of Law applicable to the Parent Borrower or result in a breach of any provision of any Contractual Obligation of the Parent Borrower in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION SIX - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION SEVEN - Execution in Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION EIGHT - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

EMERGENCY MEDICAL SERVICES CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first above written.

Deutsche Bank AG New York Branch,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

Each Guarantor acknowledges and consents to each of the foregoing provisions of this First Amendment.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Revolving Commitments under the Credit Agreement as modified by this Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section Two hereof.

GUARANTORS:

CDRT ACQUISITION CORPORATION

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
GOLD COAST AMBULANCE SERVICE
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
EMS OFFSHORE MEDICAL SERVICES, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.
SEAWALL ACQUISITION, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By:	MISSION CARE SERVICES, LLC,
as manager of Access 2 Care, LLC

By:	AMERICAN MEDICAL RESPONSE, INC.,
as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMR BROCKTON, L.L.C.

By:	AMERICAN MEDICAL RESPONSE OF
MASSACHUSETTS, INC., as manager and
sole member of AMR Brockton, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMERICAN MEDICAL RESPONSE DELAWARE
VALLEY, LLC

By:	AMERICAN MEDICAL RESPONSE MID-
ATLANTIC, INC., as sole member of
American Medical Response Delaware
Valley, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

APEX ACQUISITION LLC

By:	EMCARE, INC., as sole member of Apex
Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By:	EMCARE HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

By:	AMR HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EVERRAD, LLC

By:	TEMPLETON READINGS, LLC, as sole member of
EverRad, LLC

By:	EMCARE, INC., as sole member of Templeton
Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MEDASSOCIATES, LLC

By: EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By:	MISSION CARE SERVICES, LLC, as manager
of Mission Care of Illinois, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as
manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE OF MISSOURI, LLC

By:	MISSION CARE SERVICES, LLC, as manager of
Mission Care of Missouri, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as
manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MSO NEWCO, LLC

By:	APEX ACQUISITION LLC, as sole member of
MSO Newco, LLC

By:	EMCARE, INC., as sole member of Apex
Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	APEX ACQUISITION LLC, as sole member of
Pinnacle Consultants Mid-Atlantic, L.L.C.

By:	EMCARE, INC., as sole member of Apex
Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PROVIDACARE, L.L.C.

By:	AMERICAN MEDICAL PATHWAYS, INC., as sole
member of ProvidaCare, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

SUN DEVIL ACQUISITION LLC

By:	EMCARE, INC., as sole member of Sun Devil
Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

TEMPLETON READINGS, LLC

By: EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMERGENCY MEDICAL SERVICES L.P.

By:	EMERGENCY MEDICAL SERVICES
CORPORATION, as general partner of
Emergency Medical Services L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

MEDICS AMBULANCE, INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS EMERGENCY SERVICES OF
PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

GUARANTORS (cont’d):

ACUTE MANAGEMENT, LLC

By:	HAWKEYE HOLDCO LLC, as sole member of Acute Management, LLC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

HAWKEYE HOLDCO LLC

By:	EMCARE, INC as sole member of Hawkeye Holdco LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Bank of America, N.A.

(Please type or print legal name of Lender)

By:	/s/ Gregory A. Kress
	Name:	Gregory A. Kress
	Title:	Senior Vice President
BANK OF AMERICA, N.A.

[If a second signature is required]

By:
Name:
Title:

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BARCLAYS BANK PLC
(Please type or print legal name of Lender)

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

UBS LOAN FINANCE LLC
(Please type or print legal name of Lender)

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

[If a second signature is required]

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Siemens Financial Services, Inc.

By:	/s/ James Tregillies
	Name:	James Tregillies
	Title:	Vice President

[If a second signature is required]

By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ROYAL BANK OF CANADA

By:	/s/ Sharon M. Liss
	Name:	Sharon M. Liss
	Title:	Authorized Signatory

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Morgan Stanley Senior Funding, Inc.

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Vice President

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Morgan Stanley Bank, N.A.

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Citibank, N.A.

By:	/s/ Michael J. Smolow
	Name:	Michael J. Smolow
	Title:	Director and Vice President

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Natixis
(Please type or print legal name of Lender)

By:	/s/ Alvin Massy
	Name:	Alvin Massy
	Title:	Vice President

By:	/s/ Kelvin Cheng
	Name:	Kelvin Cheng
	Title:	Director

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the Revolving Commitments as amended by this Amendment will constitute ABL Obligations (as defined in the Intercreditor Agreement), under the Original ABL Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

EMSC — SIGNATURE PAGE TO FIRST AMENDMENT TO ABL CREDIT AGREEMENT